Exhibit (13) a.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the annual report on Form 20-F of Komatsu Ltd. (the “Company”) for the period ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kunio Noji, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (s) 1350, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: June 30, 2009

By:	/s/ Kunio Noji
Kunio Noji
President, Chief Executive Officer

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